  As filed with the Securities and Exchange Commission on January 1, 2003.

                                                        Registration No. 2-68290
                                                        File No. 811-3070
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   Form N-1A

                        Post-Effective Amendment No. 24
                                      to
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                      and
                            Amendment No. 26


                                      to
                            REGISTRATION STATEMENT
                                     Under
                      THE INVESTMENT COMPANY ACT OF 1940

                                ---------------

                     Hilliard-Lyons Government Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (502) 588-8400
                           William G. Strench, Esq.
                          Frost Brown Todd LLC
                          400 West Market, 32nd Floor
                          Louisville, Kentucky 40202
                    (Name and Address of Agent for Service)

 It is proposed that this filing will become effective (check appropriate box)
            [_] immediately upon filing pursuant to paragraph (b)

            [X] on January 1, 2003 pursuant to paragraph (b)

            [_] 60 days after filing pursuant to paragraph (a)(1)
            [_] on (date) pursuant to paragraph (a)(1) of Rule 485
            [_] 75 days after filing pursuant to paragraph (a)(2)
            [_] on (date) pursuant to paragraph (a)(2) of Rule 485
 If appropriate, check the following box:
            [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ---------------


     Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for Registrant's most recent fiscal year was filed on November 8, 2002.

================================================================================

                             FOR MORE INFORMATION

                Existing Shareholders or Prospective Investors

               Call your financial consultant or (800) 444-1854 from 8:30 a.m. to 5:00 p.m. eastern standard time, Monday through Friday.

                     Hilliard-Lyons Government Fund, Inc.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202


               Investment Adviser, Administrator and Distributor


                     J. J. B. Hilliard, W. L. Lyons, Inc.
                             Hilliard Lyons Center
                        Louisville, Kentucky 40202-2517

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02266

                                 Legal Counsel

                             Frost Brown Todd LLC
                            400 West Market Street
                          Louisville, Kentucky 40202

                             Independent Auditors


                            Deloitte & Touche, LLP


                              200 Berkeley Street


                       Boston, Massachusetts 02116-5022


[LOGO] Hilliard-Lyons Government Fund, Inc.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

   Hilliard-Lyons Government Fund, Inc. (the "Fund") is an open-ended, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.

   As with all mutual funds, the Securities and Exchange Commission ("SEC") has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


                   This prospectus is dated January 1, 2003.

                               TABLE OF CONTENTS

                                                           Page
                                                           ----
                 RISK/RETURN SUMMARY......................   3
                 ANNUAL PERFORMANCE.......................   4
                 AVERAGE ANNUAL TOTAL RETURNS.............   5
                 FEES AND EXPENSES OF THE FUND............   5
                 INVESTMENT OBJECTIVES, POLICIES AND RISKS   6
                    Investment Objectives.................   6
                    Investment Policies...................   6
                    Investment Risks......................   7
                 MANAGEMENT OF THE FUND...................   7
                    Directors.............................   7
                    Investment Adviser....................   7
                    Distributor...........................   8
                    Portfolio Management..................   8
                 SHAREHOLDER INFORMATION..................   8
                    Pricing of the Fund's Shares..........   8
                    Purchasing Shares.....................   8
                    Redemption of Shares..................  10
                    Dividends and Distributions...........  11
                    Taxes.................................  11
                    Privacy Notice........................  12
                 FINANCIAL HIGHLIGHTS.....................  13

   No dealer, sales person or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

   This section highlights key information about the Hilliard-Lyons Government Fund, Inc., which we refer to as "the Fund." Additional information follows this summary.

   Fund Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital.


   Principal Investment Strategies. The Fund seeks to meet its investment objectives by investing its assets, under normal circumstances, exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which, except for securities covered by repurchase agreements, will mature in six months or less) or in repurchase agreements collateralized by such securities or in a combination of both.


   Principal Investment Risks. The Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner. Credit risk, which has the potential to hurt the Fund's performance, should be low for the Fund. The Fund is also subject to interest rate risk, which is the risk that prices of money market securities generally decrease when interest rates increase. The Fund is also subject to redemption risk, which is the risk that due to the high demand for redemptions, some of the Fund's portfolio may be liquidated prior to maturity.

   Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              ANNUAL PERFORMANCE

   A number of factors--including risk--affect how the Fund performs. The following bar chart shows the annual returns of the Fund's shares for the past ten calendar years. The table following the bar chart shows the average annual total returns of the Fund for the periods shown. The bar chart and table demonstrate how the Fund's performance has varied and gives some indication of the risk of investing in the Fund.1 Past performance does not mean that the Fund will achieve similar results in the future.
                                    [CHART]

Annual Performance

1992 3.14%
1993 2.49%
1994 3.48%
1995 5.29%
1996 4.84%
1997 5.05%
1998 5.02%
1999 4.70%
2000 5.94%
2001 3.86%


   During the ten year period shown in the bar chart, the highest quarterly return was 1.54% (for the quarter ended September 30, 2000) and the lowest quarterly return was .55% (for the quarter ended December 31, 2001).

--------

1The Fund's returns are after deduction of expenses. The total return of the Fund's shares from January 1, 2002 to September 30, 2002 was .70%.

                         AVERAGE ANNUAL TOTAL RETURNS


Average Annual Total Returns for the   Past      Past      Past
  Periods Ended December 31, 2001    One Year Five Years Ten Years
------------------------------------ -------- ---------- ---------
Hilliard-Lyons Government Fund, Inc.   3.86%     5.42%     5.35%



   The Fund's 7-day yield on August 31, 2002 was .96%. For the Fund's current yield, call toll-free (800) 444-1854.


                         FEES AND EXPENSES OF THE FUND

   The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the total return you receive from your investment. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Annual Fund Operating Expenses:
  (as a percentage of average net assets)
 Management Fees......................... .29%
 Distribution (Rule 12b-1) Fee........... None
 Other Expenses(1)....................... .48%

                                          ----
 Total Operating Expenses................ .77%

                                          ====



/1/ "Other expenses" has been restated to reflect estimated current fees as if they had been in effect for the fiscal year ended August 31, 2002. This figure reflects the implementation of a new administration fee and shareholder services fee effective upon the Fund entering into the new shareholder and administration services agreement effective on January 1, 2002. For the fiscal year ended August 31, 2002, actual "management fees," "other expenses" and "total annual fund operating expenses" were .29%, .36% and .65%, respectively.


                               -----------------

   Example. You would pay the following total expenses on a $10,000 investment, assuming 5% annual return and redemption at the end of each time period.


1 Year 3 Years 5 Years 10 Years
------ ------- ------- --------
 $79    $246    $428     $955


   This table is provided to assist an investor in understanding the various costs and expenses that an investor will bear, directly or indirectly, as a shareholder of the Fund. It should not be considered a representation of past or future expenses, as actual expenses fluctuate and may be greater or less than these shown. While the example assumes a 5% annual return each year and that the Fund's (estimated) operating expenses, (as described in footnote 1, above) remain the same, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

   Investment Objectives. The Fund seeks preservation of capital, liquidity and the highest possible level of current income consistent with these objectives. The Fund can change these objectives only with prior shareholder approval. There is no guarantee that the Fund's objectives will be attained.

   Investment Policies. The Fund has adopted a policy of investing its assets exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which, except for securities covered by repurchase agreements, will mature in six months or less) or in repurchase agreements collateralized by such securities or in a combination of both. Securities subject to repurchase agreements may bear maturities in excess of six months, but the term of the repurchase agreement is normally not more than a few days. The Fund will not enter into a repurchase agreement having a duration of more than seven business days if, as a result, more than 10% of the value of the Fund's total assets would be so invested.

   The types of U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury obligations, which differ primarily in their interest rates and lengths of maturities, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including mortgage-related securities.

   Obligations of certain of these agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, are supported only by the credit of the instrumentality. The Fund normally holds its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The Fund may purchase the above-described debt securities outright or invest in securities by means of repurchase agreements with any member bank of the Federal Reserve System and dealers with which the Federal Reserve conducts open market transactions. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires ownership of an obligation (debt security) and the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or a few days, although it may extend over a number of months not to exceed six months from its delivery. The resale price is in excess of the purchase price, reflecting an agreed upon rate of interest, which is effective for the period of time the Fund holds the purchased security and is not related to the coupon rate on the purchased security. Repurchase agreements may be considered loans to the sellers collateralized by the underlying securities.

   In pursuing its objectives, the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity, and the relatively short maturity of the obligations purchased by the Fund, may result in high portfolio turnover, but such turnover should not increase the Fund's expenses since there are normally no brokerage commissions paid in connection with the purchase or sale of the types of securities in which the Fund invests.

   The yield differential between the securities the Fund invests in and other high quality, short-term investments such as certificates of deposit, bankers' acceptances and high-grade commercial paper is normally quite small. Should this differential widen to in excess of 1 3/4%, management may recommend to the Fund's

Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities.


   At all times during its most recent fiscal year ended August 31, 2002, the Fund's net assets were invested exclusively in securities issued by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities, or a combination of both. Under normal circumstances, the Fund exclusively invests its net assets in such securities and repurchase agreements.



   The Fund is managed so that the average maturity of all its investments does not exceed 90 days. The average maturity of the Fund's investments at any specific point in time is determined by Hilliard-Lyons based on an assessment of existing and prospective money market conditions. The weighted average maturity of the portfolio on August 31, 2002 was 56 days.


   Investment Risks. The Fund endeavors to exercise due care in the selection of its portfolio securities, and the risks associated with the securities the Fund purchases are nominal. Nevertheless, an investment in the Fund is not completely risk-free. Under a repurchase agreement, the Fund's risk is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the opinion of management, however, such risk is not material because in the event of default the securities underlying the repurchase agreement serve as collateral for the seller's repurchase obligation and the market value of such underlying securities will at all times equal or exceed the face amount of the seller's obligation, including the accrued interest earned thereon. The Fund's portfolio can depreciate in value if short-term interest rates increase. There is also a risk that demand for redemptions may require that some of the Fund's portfolio be liquidated prior to maturity at a price less than original cost, face amount or maturity value. If these events occur, they could cause a reduction in the net asset value ("NAV") of the Fund's shares and a loss to the Fund's shareholders.

                            MANAGEMENT OF THE FUND

   Directors. The business and affairs of the Fund are managed under the direction of its Board of Directors. The Statement of Additional Information contains general background information about each director and officer of the Fund.




   Investment Adviser. The Fund's investment Adviser is J.J.B. Hilliard, W.L. Lyons, Inc. (the "Adviser) or ("Hilliard-Lyons"). The Adviser is a wholly owned subsidiary of PNC Financial Services Group, Inc. ("PNC"). The Adviser has its principal offices at Hilliard Lyons Center, Louisville, Kentucky 40202. PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial service organizations in the United States. PNC's address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. The Adviser has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. The Agreement also requires the Adviser to furnish office facilities to the Fund at its own expense and to pay certain other expenses of the Fund.

   The Adviser is a registered broker-dealer and a member of the New York, American and Chicago Stock Exchanges, the Chicago Board Options Exchange and the National Association of Securities Dealers, Inc. The Adviser maintains an Asset Management Department and is registered with the Securities and Exchange Commission as an investment adviser, rendering advice to both individual and institutional clients. Assets under management in this department on November 30, 2002 were over $2,800,000,000.



   For the services the Adviser renders, and the facilities it furnishes, the Fund pays the Adviser an annual advisory fee. The annual advisory fee paid for the fiscal year ended August 31, 2002 was .29% of the Fund's average daily net assets for that fiscal year.



   In the past, the Adviser has performed accounting and other services, which were not specifically covered by the Agreement, at no additional cost to the Fund. The Adviser is no longer able to provide these services at no cost to the Fund in order to remain competitive within the marketplace. Those services are now covered under the shareholder and administration services agreement and the additional costs associated with these services are borne directly by the Fund.



   Certain affiliated persons of the Fund are also affiliated persons of the Adviser. Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice President of the Adviser.



   Distributor. The Adviser, Hilliard Lyons Center, Louisville, Kentucky 40202, acts as the principal distributor of the Fund's shares. PNC Investments and the Adviser have entered into a Broker-Dealer Agreement to sell shares of the Fund.



   Portfolio Management. Ms. Dianna P. Wengler is the portfolio manager of the Fund. Ms. Wengler is Vice President and Treasurer of the Fund, as well as a Vice President of the Adviser. Ms. Wengler has managed the Fund for the past nineteen years.


                            SHAREHOLDER INFORMATION


   Pricing of the Fund's Shares. The price of the Fund's shares is based on its NAV. The NAV per share of the Fund for purposes of pricing orders for both the purchase and redemption of Fund shares is determined once daily on each day except Saturdays, Sundays and certain legal holidays. NAV is determined as of 12:00 noon Boston time for the purpose of pricing orders received prior to that time. NAV per share is calculated by adding the value of all securities in the portfolio and other assets, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.


   Portfolio securities are valued using the amortized cost method.

   Since realized and unrealized changes in the value of the Fund's portfolio securities are ordinarily reflected in dividends rather than NAV per share, such NAV per share will ordinarily be maintained at $1.00.


   Purchasing Shares. The Fund's shares are offered in all 50 states and the District of Columbia. Shareholders may purchase shares of the Fund through the Adviser or PNC Investments. For information on how to purchase shares of the Fund through PNC Investments, please contact a PNC broker. Orders for the Fund's shares may be placed through the Adviser as follows:


           Initial Investment. To open an account, complete and mail to J. J.
        B. Hilliard, W. L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202, an application together with a check made payable to Hilliard-Lyons. The minimum initial investment is $1000. An account with the Fund can also be opened in person at any office of Hilliard-Lyons. To shorten the time before the purchase becomes effective, payment may be made with immediately available funds on account at Hilliard-Lyons, including the proceeds of a trade that has completely settled on a prior day which therefore are immediately available to Hilliard-Lyons.


           For assistance in opening an account, contact a financial consultant of the Adviser. For convenience in effecting purchases and redemptions of Fund shares, an account will automatically be opened at the Adviser for each investor opening an account with the Fund.



           Subsequent Investments. Subsequent investments may be made by sending a check payable to Hilliard-Lyons, accompanied by a letter indicating the dollar value of the shares to be purchased and identifying the Fund, the account number, and the name or names in which the account is registered to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232. A shareholder also may deliver a check payable to the Fund to any office of Hilliard-Lyons and thereby add to his account, or may instruct Hilliard-Lyons in writing, by telephone or in person to purchase Fund shares with immediately available funds on account at Hilliard-Lyons. Shareholders who have brokerage accounts with the Adviser may participate in a "sweep" program whereby the Adviser automatically invests their account dividends and interest income in Fund shares on a daily basis, thus avoiding loss of interest from idle cash. To participate in the "sweep" program, shareholders should contact a financial consultant of the Adviser.


   If a shareholder does not have an account with Hilliard-Lyons, they may call: (800) 444-1854.


   The Fund is offering its shares without sales charge at a public offering price equal to the NAV next determined after receipt of a purchase order. If Federal funds are available to the Adviser before 12:00 noon Boston time on any business day, the purchase order will be effective on that day. If Federal funds are available to the Adviser after 12:00 noon on any business day, the purchase order will be effective on the next business day. (For purposes of this prospectus, the term "business day" means every day except Saturdays, Sundays and certain legal holidays.)



   Checks delivered to the Adviser for investment in shares of the Fund normally do not become converted into Federal funds available to the Adviser until approximately two business days after the check is deposited. If Hilliard-Lyons is instructed to purchase shares with immediately available funds on account at Hilliard-Lyons, Federal funds will be available to Hilliard-Lyons at the time it receives the instruction. A wire transfer of Federal funds will be available to Hilliard-Lyons at the time the Custodian receives the wire transfer. Each order accepted will be fully invested in whole and fractional shares.

   Each investment is confirmed by a monthly statement which provides the details of any transactions that took place that month. The information furnished includes the dollar amount invested, the number of shares purchased or redeemed, the price per share, and the aggregate shares owned.

   The shares which a shareholder purchases are held in an open account, thereby relieving the shareholder of the responsibility of providing for the safekeeping of a negotiable share certificate. Shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

   If an order to purchase shares must be canceled due to non-payment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited from or restricted in the manner of placing further orders.

   The Fund reserves the right in its sole discretion to withdraw all or any part of the offering made by this prospectus or to reject purchase orders when, in the judgment of management, such withdrawal or rejection is in the best interest of the Fund and its shareholders. The Fund also reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons.


   Redemption of Shares. Shareholders may redeem shares of the Fund at their NAV. A shareholder may elect to use either the telephone or mail redemption procedures or, if checks have been issued in respect of the shareholder's account, redemption by check. If a shareholder desires to utilize check redemption procedures this should be indicated on the shareholder's Fund application. The redemption price will be the NAV per share of the Fund next determined after receipt by the Adviser of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.



           Redemption by Telephone. A shareholder may withdraw any amount in excess of $100 from his account by calling the Adviser at (800) 444-1854. If the redemption request is received at any office of the Adviser before 12:00 noon Boston time on any business day, the redemption order will be forwarded to the Custodian and the redemption will be effective as of 12:00 noon Boston time on that day. If the redemption request is received at any office of the Adviser after 12:00 noon Boston time, the redemption will be effective on the following business day.


           Redemption by Mail. To redeem shares by mail, a shareholder must submit a written redemption request to Hilliard-Lyons, P.O. Box 32760, Louisville, Kentucky 40232, in proper form, specifying the number of shares to be redeemed and signed by the shareholder(s) in the same way as the account is registered, with signature(s) guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation.

           Redemption by Check. The Fund will provide shareholders, upon request, with forms of checks drawn on the State Street Bank and Trust Company (the "Bank"). The Bank will establish a checking account for the shareholder. These checks may be made payable to any person in any amount of not more than $5,000,000. When such a check is presented to the Bank for payment, the Bank, as the shareholder's agent, will request the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The shareholder will continue earning daily income dividends until the check is cleared and such shares are redeemed.

           Redemption by Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders of the Fund. The Withdrawal Plan allows for monthly or quarterly payments to the participating shareholder in amounts not less than $100. Shareholders desiring to utilize the Withdrawal Plan procedure should so indicate on their Fund application.

           Redemption by the Fund. The Fund reserves the right to redeem shares of your account if you do not maintain a total investment value of more than $1. The Fund may redeem these shares without your permission and will send you the proceeds if these shares are redeemed.

   Redemption by check or by telephone is not available for shares purchased by personal or corporate checks which have been on the books of the Fund for less than 2 business days.


   If a shareholder has any questions concerning the procedures for redeeming shares the shareholder should call the Adviser or contact their financial consultant prior to submitting a redemption request.


   Dividends and Distributions. The net income of the Fund is determined as of 12:00 noon Boston time on each day on which the NAV is determined and is declared as a dividend payable to holders of record immediately prior to the time of determination of NAV on such day. Dividends declared since the preceding dividend payment date are distributed monthly. Monthly dividend distributions may be reinvested in additional shares or paid in cash, as the shareholder requests, and are payable to shareholders as of the fifteenth day of each month if the fifteenth is a day on which the net asset value is determined, or, if not, as of the preceding day on which the net asset value is determined. A monthly statement summarizing account activity will be mailed to each shareholder who has elected to receive dividends in additional shares of the Fund. Shareholders who have not elected to invest their dividends in shares of the Fund will receive a check with an attached stub providing information on that dividend. Shares begin earning income at 12:00 noon Boston time on the date the purchase becomes effective. Income earned on weekends, holidays, and other days which are not business days, will be declared as a dividend on the next business day.


   Tax Consequences. The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended ("Code"), as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving it of Federal income tax liability. To qualify for this treatment, it is necessary for the Fund to derive at least 90% of its gross income from dividends, interest and gain from the sale or other disposition of securities and certain other types of passive income; invest in securities within certain limits; and distribute to its shareholders at least 90% of its net income earned in any year.


   Since all net income is being distributed as dividends, it is taxable to shareholders as ordinary income, except for such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares. If the excess described above were to exceed the shareholder's tax basis for his shares, the amount would be treated as gain from the sale or exchange of such shares.


   Dividends paid by the Fund from its net investment income, and distributions of the Fund's net realized short-term capital gains, are taxable to the shareholder whether they are paid in cash or additional shares. The Fund intends to make distributions, most of which will be taxed as ordinary income although the Fund may occasionally make distributions which will be taxed as capital gains as well. At present, no portion of the dividends paid by the Fund is expected to qualify for the dividends received deduction for corporations. To avoid being subject to a 30% Federal withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.


   Information concerning the tax status of dividends and distributions is mailed to shareholders annually.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action, respectively.

   The Fund may be subject to state or local tax in certain jurisdictions where the Fund may be deemed to be doing business. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

   Privacy Notice. We are committed to maintaining your trust and confidence. That is why we want you to understand how we protect your privacy when we collect and use information.

   We obtain non-public personal information about you from:

    . Information we receive from you on applications or other forms such as your name, address and income; and

    . Information about your transactions with us or others such as your broker.

   We do not disclose any non-public personal information about you or our former customers to anyone, except with consent or otherwise permitted by law.

   We restrict access to non-public personal information about you to those employees who need to know that information to provide services to you. We maintain physical, electronic, and procedural safeguards designed to protect your non-public information we collect.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The 2002 information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request. Information for prior periods was audited by another independent auditor, whose report, expressed an unqualified opinion.



                                                            For the year ended August 31,
                                              --------------------------------------------------------
                                                 2002        2001        2000        1999       1998
                                              ----------  ----------  ----------  ----------  --------
Net asset value, beginning of year........... $     1.00  $     1.00  $     1.00  $     1.00  $   1.00

                                              ----------  ----------  ----------  ----------  --------
Net investment income........................        .01         .05         .05         .05       .05

                                              ----------  ----------  ----------  ----------  --------
 Total from investment operations............        .01         .05         .05         .05       .05

Less Distributions:
 From net investment income..................       (.01)       (.05)       (.05)       (.05)     (.05)
                                              ----------  ----------  ----------  ----------  --------
 Total distributions.........................       (.01)       (.05)       (.05)       (.05)     (.05)

                                              ----------  ----------  ----------  ----------  --------
Net asset value, end of year................. $     1.00  $     1.00  $     1.00  $     1.00  $   1.00

                                              ==========  ==========  ==========  ==========  ========
Number of shares outstanding (000's omitted).  1,667,245   1,930,645   1,366,422   1,108,817   944,966

Total investment return......................      1.44%       5.14%       5.52%       4.65%     5.11%

SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA

 Net assets, end of year (000's omitted)..... $1,667,245  $1,930,645  $1,366,422  $1,108,817  $944,966
 Operating expenses to average net assets....       .65%        .44%        .48%        .46%      .51%
 Net investment income to average net assets.      1.53%       4.92%       5.41%       4.55%     4.99%

      [LOGO] Hilliard-Lyons Government Fund, Inc.

                     Hilliard-Lyons Government Fund, Inc.

                                  Prospectus


                                January 1, 2003


A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semi-annual reports, which explain the market conditions and the investment strategies significantly affecting the Fund's performance for its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 444-1854 from 8:30 a.m. to 5:00 p.m., eastern standard time, Monday through Friday.

Information about the Fund, including its reports and statement of additional information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. This information is also available online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at (202) 942-8080. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.

                        Hilliard-Lyons Government Fund

                    Investment Company Act File # 811-3070

                      STATEMENT OF ADDITIONAL INFORMATION

                             Dated January 1, 2003


--------------------------------------------------------------------------------

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400


   Hilliard-Lyons Government Fund, Inc. (the "Fund") is an open-end, diversified management investment company. Its goal is to provide investors with liquidity and the highest possible level of current income consistent with the preservation of capital. The Fund seeks to achieve its goals by investing exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements collateralized by such securities, or in a combination of both.



   This Statement of Additional Information is not a prospectus. It contains information in addition to that set forth in the prospectus for the Fund dated January 1, 2003 and is to be read in conjunction with such prospectus (the "Prospectus"). Some of the information required in this Statement of Additional information has been included in the Prospectus. A copy of the Prospectus may be obtained from the Fund at no cost from Hilliard-Lyons by calling toll free 1-800-444-1854.



   An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                               TABLE OF CONTENTS


                                                            Page
                                                            ----
               FUND HISTORY................................   3

               INVESTMENT OBJECTIVES AND POLICIES..........   3

                 Investment Objectives.....................   3

                 Investment Restrictions...................   3

                 Change in Investment Policies.............   4

               MANAGEMENT..................................   5

               INVESTMENT ADVISORY AND OTHER SERVICES......   6

                 Investment Adviser........................   6

                 Distributor...............................   8

                 Administrator.............................   8

                 Custodian.................................   9

                 Independent Auditors......................   9

               PORTFOLIO TRANSACTIONS......................   9

               CODE OF ETHICS..............................  10

               NET ASSET VALUE.............................  10

               REDEMPTION..................................  11

                 Redemption by Telephone...................  11

                 Redemption by Mail........................  12

                 Redemption by Check.......................  12

                 Redemption by Systematic Withdrawal Plan..  12

               YIELD INFORMATION...........................  13

               ADDITIONAL INFORMATION......................  13

               FINANCIAL STATEMENTS........................  14

               REPORT OF INDEPENDENT AUDITORS..............  19

                                 FUND HISTORY

   The Fund was incorporated under the laws of Maryland on June 5, 1980, and has an authorized capital consisting of 2,500,000,000 shares of common stock, $.01 par value per share. All shares have equal non-cumulative voting rights and equal rights with respect to dividends, distributions, redemptions and liquidation. The shares are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

                      INVESTMENT OBJECTIVES AND POLICIES

   The following information supplements the discussion under "Investment Objectives, Policies and Risks" in the Fund's prospectus.

Investment Objectives


   Some of the government agencies and instrumentalities which issue or guarantee securities in which the Fund may invest include the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Federal Farm Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, U.S. Maritime Administration, Student Loan Marketing Association, The Tennessee Valley Authority and the International Bank for Reconstruction and Development.


Investment Restrictions

   The Fund may not purchase a security if, as a result: (a) more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (b) 10% or more of the outstanding securities of any class of any issuer would be held by the Fund (for this purpose, all indebtedness of an issuer is deemed to be of a single class), except securities issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities; (c) 25% or more of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to repurchase agreements collateralized by such securities, or to certificates of deposit or domestic bankers' acceptances; (d) more than 5% of the value of the Fund's total assets would be invested in the securities (taken at cost) of issuers which, at the time of purchase, had been in operation less than three years, including predecessors and unconditional guarantors, except investments in obligations issued or guaranteed by the U.S. Government, or any of its agencies or instrumentalities, and repurchase agreements collateralized by such securities.

   The Fund may not: (1) purchase any common stock or other equity securities, or securities convertible into equity securities; (2) purchase securities with legal or contractual restrictions on resale (except repurchase agreements) or securities which are otherwise not readily marketable; (3) purchase or sell real estate (although it may purchase money market securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein); (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization; (5) purchase or sell commodities or commodity contracts; (6) purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; (7) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;
(8) make loans, although it may purchase money market securities and enter into repurchase agreements; (9) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market; (10) mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings mentioned in (9) above, and then such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund's assets, taken at cost; provided, however, that as a matter of operating policy, the Fund will limit any such mortgaging, pledging or hypothecating to 10% of its net assets, taken at market; (11) underwrite securities issued by other persons; (12) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund, and of its investment adviser, each of whom owns beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; (13) invest in companies for the purpose of exercising management or control; or (14) invest in puts, calls, straddles, spreads or any combination thereof. The Fund will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Accordingly, the Fund will not purchase securities while borrowings are outstanding.

   All of these investment restrictions, except that described as an operating policy in (10), are fundamental policies and may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, the operating policy of investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities, which securities (except those covered by repurchase agreements) will mature in six months or less, may be changed by the Board of Directors only if 30 days written notice is forwarded to shareholders. Likewise, such notice must be given if the Fund is to change its policy of investing not more than 10% of its total assets in repurchase agreements maturing in more than seven business days.

Change in Investment Policies

   Should the yield differential between the securities in which the Fund invests and other high quality, short-term investments widen to in excess of 1 3/4%, management may recommend to the Fund's Board of Directors that it consider authorizing investments in securities other than those issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in repurchase agreements collateralized by such securities. The Board of Directors may, at its discretion, but only after 30 days written notice to the shareholders, authorize this change in investment policy, provided such investments are not prohibited by the Fund's investment restrictions or by applicable law. If such policy is changed (after 30 days written notice to shareholders) the Fund will only invest in the following: (i) short-term (maturing in one year or less) debt obligations which are payable in dollars, issued or guaranteed by the Federal government, Federal governmental agencies or instrumentalities, or certain banks, savings and loan associations, and corporations; (ii) certificates of deposit issued by domestic banks (but not foreign branches thereof) and savings and loan associations which have total assets in excess of $1 billion; (iii) bankers' acceptances or letters of credit guaranteed by U.S. commercial banks having total assets in excess of $1 billion; (iv) commercial paper which is rated A-2 or higher by Standard & Poor's Corporation ("Standard & Poor's") or rated P-2 or higher by Moody's Investors Service, Inc. ("Moody's") or, if not rated, will be issued by a corporation having an existing debt security rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (v) other debt instruments (including bonds) issued by domestic corporations which either mature within one year or have been called for redemption by the issuer, with such redemption to be effective within one year, and which are rated AA or higher by Standard & Poor's or Aa or higher by Moody's; (vi) obligations issued by other entities, if the obligation is accompanied by a guarantee of principal and interest of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund; and (vii) repurchase agreements collateralized by any of the foregoing types of securities. Although securities underlying the repurchase agreements may have maturities longer than one year, no repurchase agreements will be entered into with a duration of more than seven business days, if as a result more than 10% of the Fund's total assets would be so invested. The Fund has no present plans to change its policy with regard to the types or maturities of the securities in which it invests, and the Fund's prospectus will be supplemented to give further information should the Fund's Board of Directors authorize such a change.

                                  MANAGEMENT


   The Board of Directors is responsible for the management of the business and affairs of the Fund. As used in these tables, Fund Complex means the Fund, Hilliard Lyons Growth Fund, Inc. and Senbanc Fund. Directors and officers of the Fund, together with information as to their principal occupations during the past five years and affiliations, if any, with the Adviser, are set forth below.



                                                                                               Number of          Other
                                              Term of Office and                          Portfolios in Fund  Directorships
                             Position(s) Held     Length of      Principal Occupation(s)  Complex overseen by    Held by
   Name and Address      Age  With the Fund      Time Served       During Past 5 Years         Director         Director
   ----------------      --- ---------------- ------------------ ------------------------ ------------------- -------------
 Independent Directors
 ---------------------

J. Robert Shine+         78     Director      Indefinite: Since  Chairman and Certified            1              None
222 East Market Street                        October 17, 1989   Public Accountant,
New Albany, Indiana                                              Monroe Shine & Co., Inc.
47150

Samuel G. Miller+        77     Director      Indefinite: Since  Retired, former Chairman          1              None
402 Wynfield Close Court                      March 26, 1987     of Vineyard Village
Louisville, Kentucky
40206

Lindy B. Street+         56     Director      Indefinite: Since  Retired, former Senior            1              None
406 Wynfield Close Court                      November 2, 1999   Vice President of
Louisville, Kentucky                                             Marketing & Public
40206                                                            Affairs of Columbia/HCA
                                                                 Healthcare Corporation
       Officers
       --------

Joseph C. Curry, Jr.*    58     President     Annually           Senior Vice President,           N/A             N/A
Hilliard Lyons Center                                            J. J. B. Hilliard,
Louisville, Kentucky                                             W. L. Lyons, Inc.
40202

Dianna P. Wengler*       42  Vice President,  Annually           Vice President,                  N/A             N/A
Hilliard Lyons Center           Treasurer                        J. J. B. Hilliard,
Louisville, Kentucky                                             W. L. Lyons, Inc.
40202

Stephanie J. Ferree*     24     Secretary     Annually           Mutual Fund                      N/A             N/A
Hilliard Lyons Center                                            Administration;
Louisville, Kentucky                                             J. J. B. Hilliard,
40202                                                            W. L. Lyons, Inc.

--------
*An "interested person", as defined by the Investment Company Act of 1940. +Member of Audit Committee.

   The following table describes the dollar range of Fund shares beneficially owned by each Director of the Fund as of December 31, 2001.



                                               DOLLAR
                                              RANGE OF
                                               EQUITY
                                            SECURITIES IN
                                              THE FUND
                      NAME OF DIRECTOR      -------------
                      Independent Directors
                      ---------------------
                        Samuel G. Miller... over $100,000
                        J. Robert Shine.... 10,001-50,000
                        Lindy B. Street.... None



   No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with Hilliard-Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each meeting of the Board of Directors or of the Audit Committee attended and all expenses the directors incur in attending meetings. For the year ended August 31, 2002, unaffiliated directors received, in the aggregate, $45,000 from the Fund, excluding reimbursed expenses.


   The Fund's officers and directors together own less than 1% of its outstanding shares.


   The following table sets forth the aggregate compensation paid by the Fund to the Directors of the Fund for the fiscal year ended August 31, 2002.



                                        PENSION OR
                                        RETIREMENT               TOTAL
                                         BENEFITS  ESTIMATED  COMPENSATION
                                        ACCRUED AS   ANNUAL    FROM FUND
                            AGGREGATE    PART OF    BENEFITS    AND FUND
                           COMPENSATION    FUND       UPON    COMPLEX PAID
                            FROM FUND    EXPENSES  RETIREMENT TO DIRECTORS
     NAME OF PERSON        ------------ ---------- ---------- ------------
     Independent Directors
     ---------------------
       Samuel G. Miller...   $15,000        0          0        $15,000

       J. Robert Shine....   $15,000        0          0        $15,000

       Lindy B. Street....   $15,000        0          0        $15,000

--------


   The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least once annually. The Audit Committee is comprised of three Independent Directors. The Audit Committee met twice during the year ended August 31, 2002.




                    INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

   Hilliard-Lyons has been retained by the Fund as its investment adviser under an Investment Advisory Agreement (the "Agreement") dated December 1, 1998.


   The Agreement was approved by the Board of Directors, including a majority of the directors who are not interested persons of the Fund or the Adviser on September 17, 1998 and by the shareholders of the Fund on November 23, 1998. The Agreement was reapproved for one year on October 9, 2002, by the Board of Directors, including a majority of the directors who are not interested persons of the Fund or the Adviser. The Agreement will continue in effect from year to year, provided that such continuance is approved at least annually (a) by a majority of the Fund's directors who are not interested persons of the Fund or the Adviser and (b) by either the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940).

   The Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund 60 days' written notice and may be terminated by the Fund at any time without penalty upon giving the Adviser 60 days' written notice, provided that such termination by the Fund is directed or approved by the vote of a majority of the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940). The Agreement will automatically terminate in the event of its assignment.



   The Agreement requires the Adviser at its own expense to furnish office space to the Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Adviser pays all other expenses incurred by it in connection with managing the assets of the Fund, including, but not limited to, the cost and expense of research, analysis and supervision of the investment portfolio. The Adviser pays the expense of determining the daily price of shares of the Fund and the related bookkeeping expenses (other than for such services as are provided by the Fund's Custodian) and one-half of the fees of any trade association of which the Fund may be a member. The Adviser paid all costs and expenses incurred in connection with the Fund's organization, the initial registration for offer and sale of the Fund's shares under the Securities Act of 1933 and under applicable state securities laws and the initial registration of the Fund under the Investment Company Act of 1940, including legal, accounting and printing expenses.



   Under the Agreement, the Fund pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of its cash, securities, and other property, and of its transfer, shareholder record- keeping, dividend disbursing, and redemption agents. The Fund pays all charges of legal counsel and of independent auditors, other than those described in the preceding paragraph. The Fund is responsible for all interest expense. The expense of notices, proxy solicitation material, reports to its shareholders and of all prospectuses furnished from time to time to existing shareholders or used for regulatory purposes are the Fund's responsibility. The Fund pays for any bond and insurance coverage required by law, all brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities. The Fund pays all taxes and corporate fees payable to Federal, state, or other governmental agencies and all stamp or other transfer taxes. The Fund bears all expenses of complying with Federal, state, and other laws regulating the issue or sale of shares except for those expenses that were attributable to initial Federal and state securities law compliance and those deemed to be sales or promotional expenses. The Fund also bears one-half of the fees of any trade association of which the Fund may be a member and all of the Fund's extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and expenses incurred in connection with the legal obligation of the Fund to indemnify its directors, employees, shareholders and agents with respect to any claims or litigation. In general, the Fund bears all expenses incidental to its operations not assumed by Hilliard-Lyons, with the exception of sales and promotional expenses which are borne by the Adviser.



   For the services the Adviser renders and facilities it furnishes pursuant to the Agreement, the Fund has agreed to pay the Adviser an annual advisory fee of
 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of average daily net assets in excess of $300 million. The fee accrues daily and is paid monthly. For the fiscal years ended August 31, 2000, 2001 and 2002. The Adviser earned advisory fees, based on the formula described above, totalling $3,804,254, $4,878,826 and 5,211,083, respectively.



   The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses, exceed on an annual basis 1 1/2% of the first $30,000,000 of average daily net assets and 1% of average daily net assets over $30,000,000. The Adviser reimburses the Fund for such excess expenses monthly as an offset against any amounts receivable from the Fund. All such reimbursements and offsets are subject to adjustments as of the end of each fiscal year. There were no reimbursements necessary in the fiscal years ended August 31, 2000, 2001, or 2002.



   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser is not liable for any act or omission in the course of or in connection with its rendering of services thereunder. The Adviser has reserved the right to grant its name to other mutual funds and if the Agreement is terminated to withdraw its consent to the continuing use of its name by the Fund.



   Mr. Joseph C. Curry, Jr., President of the Fund, is a Senior Vice President of the Adviser. Ms. Dianna P. Wengler, Vice President and Treasurer of the Fund, is a Vice-President of the Adviser. Ms. Stephanie J. Ferree, Secretary of the Fund, is an employee of the Adviser.



   The senior officers and directors of the Adviser are: James W. Stuckert, Chairman and Chief Executive Officer--Hilliard-Lyons; James R. Allen, Executive Vice President and Director--Hilliard-Lyons; James M. Rogers, Executive Vice President, Chief Operating Officer and Director--Hilliard-Lyons; William S. Demchak, Director--Hilliard-Lyons and Vice Chairman and Chief Financial Officer--PNC Financial Services Group, Inc.; Joan L. Gulley, Director--Hilliard-Lyons and Chief Executive Officer--PNC Advisors; Joseph C. Guyaux, Director--Hilliard-Lyons and President--PNC Financial Services Group, Inc.; Thomas K. Whitford, Director-- Hilliard-Lyons and Executive Vice President and Chief Risk Officer--PNC Financial Services Group, Inc.; John R. Bugh, Executive Vice President and Director of Branch Administration--Hilliard-Lyons; Carmella R. Miller, Executive Vice President and Chief Administrative Officer--Hilliard-Lyons; Paul J. Moretti, Executive Vice President and Chief Financial Officer--Hilliard-Lyons; Kenneth L. Wagner, Senior Vice President and Secretary--Hilliard-Lyons.





   The directors and officers of the Adviser, including the aforementioned officers and directors of the Fund, may be deemed to control the Adviser by reason of their positions with the Adviser.


Distributor


   The Fund entered into a Distribution Agreement dated as of April 30, 2000 (the "Distribution Agreement") with the Adviser (the "Distributor"). The terms of the Distribution Agreement were approved on April 27, 2000, by the Board of Directors of the Fund, including a majority of the directors of the Fund who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) or any party thereto. The Agreement was reapproved for one year on October 9, 2002 by the Board of Directors, including a majority of the directors who are not interested persons of the Fund or the Adviser. The Agreement will continue in effect from year to year thereafter provided that such continuance is approved annually by a majority of the Fund's Board of Directors including a majority of the directors who are not "interested persons." Pursuant to the terms of the Distribution Agreement, the Distributor serves as the principal underwriter and distributor of the Fund's shares. There is no fee payable by the Fund pursuant to the Distribution Agreement. The Distribution Agreement also provides that the Distributor bears the cost of all sales and promotional expenses, including the expenses of printing all sales literature and prospectuses, other than those utilized for regulatory purposes and those furnished from time to time to existing shareholders of the Fund. The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable upon 60 days written notice by the Fund or the Distributor.


Administrator


   The Fund has entered into a separate shareholder and administration services agreement with the Adviser in order to provide shareholder and administration services to the Fund that previously were provided to the Fund at no charge (the "Administration Agreement"). The fees received and the services provided by the Adviser, as administrator, are in addition to fees received and services provided by the Adviser under the Advisory Agreement.



   Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including, but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the Fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund's average daily net assets for shareholder services and .18% of the Fund's average daily net assets for administration services.


Custodian

   State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1912, Boston, Massachusetts 02105, is the Fund's custodian. As such, it is responsible for maintaining books and records with respect to the Fund's portfolio transactions and holds the Fund's portfolio securities and cash pursuant to a Custodian Agreement with the Fund. It also maintains the Fund's accounting and portfolio transaction records and computes the Fund's net asset value, net income and dividends daily. State Street Bank and Trust Company may, for settlement purposes, enter into sub-custodian agreements with other banks.

Independent Auditors


   Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusettes 02116, have been selected as independent auditors of the Fund, and such firm also prepares the Fund's Federal income tax returns.


                            PORTFOLIO TRANSACTIONS


   The Adviser places orders for all purchases and sales of portfolio securities. As a consequence of its investment policies and restrictions, the Fund does not generally purchase securities for which a brokerage commission is paid, but purchases securities from dealers at current market prices, or directly from the issuer. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.



   Although the Fund does not seek but may nonetheless make profits through short-term trading, the Adviser may, on behalf of the Fund, dispose of any portfolio security prior to its maturity if it believes such disposition advisable. The Fund's policy of generally investing in securities with maturities of six months or less results in high portfolio turnover.



   Portfolio securities are not purchased from or through or sold to or through the Adviser or any affiliated person (as defined in the Investment Company Act of 1940) of the Adviser when the Adviser is acting as principal. Hilliard-Lyons is a frequent dealer in U.S. Treasury and U.S. agency securities. In addition, the Fund does not purchase securities during the existence of any underwriting or selling group related thereto of which the Adviser is a member. As a result, substantially all of the Fund's purchases of Federal agency securities are made in the secondary market. Such limitation, in the opinion of the Fund, does not affect the Fund's ability to pursue its investment objectives. However, under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds with similar investment objectives but not subject to such limitation.


   No affiliated person of the Fund, including the Adviser, may serve as a dealer in connection with transactions with the Fund. However, affiliated persons of the Fund may serve as its broker in any transactions conducted on an agency basis.



   The Adviser's overriding objective in placing orders for the purchase and sale of the Fund's portfolio securities with a particular bank, dealer or broker is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction and other costs, is normally an important factor in this decision, but a number of other judgmental considerations also enter into the decision. These considerations include, but are not limited to: (1) trading and operational capability; (2) financial condition and stability; and (3) reliability and integrity. Accordingly, the Fund may not necessarily be paying the lowest spread or commission available. When more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction, the Adviser may select a broker or dealer primarily on the basis of its ability to furnish research, statistical or similar services to the Adviser. Since such information and services will be only supplementary to the Adviser's own research efforts, the receipt of research information is not expected to significantly reduce the Adviser's expenses. Research information furnished by brokers or dealers may be useful to the Adviser in serving other clients, as well as the Fund. Conversely, the Fund may benefit from research information obtained by the Adviser from the placement of portfolio transactions of other clients.


                                CODE OF ETHICS


   Pursuant to Rule 17j-1(b)(1) of the Investment Company Act of 1990, the Fund has adopted a Code of Ethics (the "Code") that governs the conduct of directors and officers who may have access to information about the Fund's securities transactions. The Code recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Under the Code, officers and directors may purchase or sell, directly or indirectly, securities held or to be acquired by the Fund.


                                NET ASSET VALUE


   As stated in the Fund's prospectus, net asset value ("NAV") per share as of a given date is calculated by adding the value of all securities in the portfolio and other assets of the Fund, subtracting liabilities and dividing by the number of shares outstanding. Expenses, including the fees payable to the Adviser, are accrued daily.


   Portfolio securities are valued by use of the amortized cost method of valuation. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses other methods to determine the fair market value of its portfolio securities.

   The relationship between the amortized cost value per share and the NAV per share based upon available indications of market value is monitored. The Board of Directors will decide what, if any, steps should be taken if there is a difference of more than 1/2 of 1% between the two. The Board of Directors will take any steps they consider appropriate to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

   In connection with its attempt to maintain its NAV per share of $1.00, the Fund has received an order of exemption from the Securities and Exchange Commission permitting the Fund to round its NAV per share to the nearest one cent. In connection with the order of exemption, the Fund has agreed: (i) that its Board of Directors will undertake to assure, to the extent reasonably practicable, taking into account current market conditions affecting its investment objectives, that the Fund's price per share, rounded to the nearest one cent, will not deviate from $1.00; (ii) that it will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share and not, in any event, in excess of 90 days; and (iii) that its purchases of portfolio securities will be limited to those United States dollar denominated instruments which its Board of Directors determines present minimal credit risks and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by its Board of Directors.

                                  REDEMPTION


   The redemption price will be the NAV per share of the Fund next determined after receipt by the Custodian of a redemption request in proper form or, with respect to redemption by telephone, at the NAV per share next determined after receipt of a redemption request by the Adviser.


   In no event will payment be delayed more than seven days, except payment may be delayed (generally not in excess of 15 days) if the check in payment of all or a portion of the shares being redeemed has not cleared at the time the redemption request is received. The Fund may suspend the right of redemption or delay payment more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend or holiday closings), when trading in the markets customarily utilized by the Fund is restricted or when an emergency exists so that disposal of investments or determination of net asset value is not reasonably practicable, or for such other period as the Securities and Exchange Commission by order may permit for protection of shareholders.

   Although the Fund will attempt to maintain a consistent share price of $1.00, it is possible that the value of the shares upon redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption.

   The Board of Directors has authorize redemption of all of the shares in any account which does not maintain a total investment value of more than $1.00.

Redemption by Telephone


   The following information regarding redemption by telephone is for shareholders with Hilliard-Lyons' accounts. If your account was established through PNC Investments, please contact your PNC broker for information regarding redemption by telephone.


   Depending upon what was specified in the shareholder's application, the proceeds of a telephone redemption will be wired either to the shareholder's account at Hilliard-Lyons or to the shareholder's bank account. Shareholders desiring to utilize the redemption by telephone procedure should so indicate on their Fund application. Further documentation may be required from corporations, fiduciaries and institutional investors. If a shareholder should desire the Fund to wire the proceeds of any telephone redemption request directly to the shareholder's bank and he has not so indicated on his Fund application, the shareholder will be required to furnish to the Fund, in advance of or concurrently with the request, a new Fund application identifying the bank and indicating the shareholder's account number. The signature(s) on any such instructions must be guaranteed by a member firm of the New York Stock Exchange or by a commercial bank or trust company (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. Notaries Public are not acceptable guarantors. There will be a set fee of $15.00 for all domestic wiring of proceeds and a $30.00 fee for all international wiring of proceeds. This charge will be deducted from the proceeds to be wired and will be paid to Hilliard-Lyons to cover the administrative expenses of processing the redemption.

   Funds will normally be transmitted on the business day on which the redemption becomes effective and credited to the shareholder's Hilliard-Lyons account on the same day. If a shareholder so desires, a check representing the proceeds of such redemption will be available to the shareholder at Hilliard-Lyons after such proceeds have been credited to the shareholder's Hilliard-Lyons account. Alternatively, and normally no later than the next business day, Hilliard-Lyons will mail a check representing such proceeds to the shareholder if so instructed.


   The Fund and the Adviser reserve the right to reject a telephone request and the Fund, at its option, may limit the frequency or amount of such redemptions. The Fund in its discretion may honor telephonic withdrawal requests in amounts less than $100.


Redemption by Mail

   When redeeming shares by mail, notaries public are not acceptable guarantors. A shareholder should also include any documents required by special situations. Shareholders may request that proceeds from the redemption of shares be wired to their brokerage account at Hilliard-Lyons. Normally, payment will be made by check mailed within one business day after receipt of a redemption request in proper form.

Redemption by Check


   When redeeming shares by check, shareholders will be subject to all applicable Bank rules and regulations including the right of the Bank not to honor checks in amounts exceeding the value of the account at the time the check is presented for payment. The Fund and the Bank each reserve the right to modify or terminate this service at any time after giving notice to the shareholders. If a shareholder wishes to use this method of redemption this should be indicated on the shareholder's Fund application. Checks should not be used to close a shareholder's account since the amount in the account, including accrued dividends, may not equal the amount of the check.


Redemption by Systematic Withdrawal Plan

   Dividend distributions on shares held under the Withdrawal Plan are reinvested in additional full and fractional shares of the Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Withdrawal Plan may be terminated by any time. Withdrawal payments should not be considered to be dividends or income. If periodic withdrawals continuously exceed reinvested dividend distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. Shareholders should consult their tax adviser regarding the tax consequences of participating in the Withdrawal Plan.

                               YIELD INFORMATION

   The Fund's yield is its current net investment income expressed in annualized terms. Yield is computed by dividing the Fund's average per share net investment income for a current period (for example, seven calendar days) by the Fund's average per share NAV for the same period and annualizing the result on a 365-day basis. The Fund's net investment income changes in response to fluctuations in interest rates and in the expenses of the Fund. Any given yield quotation should not be considered as representative of what the Fund's yield may be for any specified period in the future. Because the yield will fluctuate, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolios, the method used by each fund to compute the yield (which may differ) and whether there are any special account charges which may reduce the effective yield.


   The following is an example of the yield calculation. The yield shown represents the average annualized net investment income per share for the seven calendar days ended August 31, 2002.



Total dividends per share from net investment income (seven days ended
August 31, 2002)............................................................ $ .0001843
Annualized (365 day basis).................................................. $ .00961
Average NAV per share....................................................... $1.00
Annualized net yield per share for seven calendar days ended August 31, 2002   .96%



   The Fund's "average annual total return" figures described in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:





                   P(1+T)/n/=ERV
            Where:     P = a hypothetical inital payment of $1,000.
                   T = average annual total return.
                   n = number of years.
                   ERV = Ending Redeemable Value of a
                        hypothetical $1,000 investment made at
                        the beginning of a 1, 5, or 10-year period
                        at the end of a 1, 5, or 10-year period (or
                        fractional portion thereof), assuming
                        reinvestment of all dividends and
                        distributions.


                            ADDITIONAL INFORMATION


   The prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. and is also available online at the SEC's website (http://www.sec.gov). For more information, please call the SEC at
(800)-SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by electronic request at the following email address: publicinfo@sec.gov and paying a duplication fee.


   Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS

                                August 31, 2002



Principal                     Purchase                 Maturity
 Amount                        Yield                     Date   Value
 ------                       --------                 -------- -----
          U.S. GOVERNMENT AGENCY OBLIGATIONS--100.3%





$27,000,000   Federal Home Loan Bank Discount Note             1.821% 09/03/02 $   26,997,323
 21,000,000   Federal Home Loan Bank Discount Note             1.890  09/04/02     20,996,763
 18,000,000   Federal Home Loan Bank Discount Note             1.993  09/06/02     17,995,125
 30,000,000   Federal Home Loan Bank Discount Note             1.762  09/09/02     29,988,467
 27,500,000   Federal Home Loan Bank Discount Note             1.742  09/10/02     27,488,244
 18,000,000   Federal Home Loan Bank Discount Note             1.769  09/11/02     17,991,315
 20,000,000   Federal Farm Credit Bank Discount Note           1.730  09/12/02     19,989,611
 24,000,000   Federal Home Loan Bank Discount Note             1.736  09/13/02     23,986,360
 20,431,000   Federal Home Loan Bank Discount Note             1.795  09/16/02     20,416,017
 28,000,000   Federal Home Loan Bank Discount Note             1.742  09/17/02     27,978,720
 20,000,000   Federal Home Loan Bank Discount Note             1.732  09/18/02     19,983,944
 31,000,000   Federal Home Loan Bank Discount Note             1.731  09/19/02     30,973,650
 13,000,000   Federal Home Loan Bank Discount Note             1.752  09/20/02     12,988,199
 28,000,000   Federal Home Loan Bank Discount Note             1.731  09/23/02     27,970,911
 26,000,000   Federal Home Loan Bank Discount Note             1.731  09/24/02     25,971,761
 25,000,000   Federal Home Loan Bank Discount Note             1.705  09/25/02     24,972,083
 19,000,000   Federal Farm Credit Bank Discount Note           1.675  09/26/02     18,978,229
 13,000,000   Federal Home Loan Bank Discount Note             1.751  09/27/02     12,983,851
 16,864,000   Federal Home Loan Bank Discount Note             1.787  09/30/02     16,840,226
 22,000,000   Student Loan Marketing Association Discount Note 1.742  10/01/02     21,968,650
 35,000,000   Federal Home Loan Bank Discount Note             1.752  10/02/02     34,948,161
 24,300,000   Federal Farm Credit Bank Discount Note           1.731  10/03/02     24,263,280
 25,000,000   Federal Home Loan Bank Discount Note             1.762  10/04/02     24,960,354
 30,000,000   Federal Home Loan Bank Discount Note             1.731  10/07/02     29,949,000
 31,000,000   Federal Home Loan Bank Discount Note             1.731  10/08/02     30,945,836
 31,000,000   Federal Home Loan Bank Discount Note             1.762  10/09/02     30,943,391
 16,000,000   Federal Home Loan Bank Discount Note             1.700  10/10/02     15,971,053
 37,000,000   Federal Home Loan Bank Discount Note             1.746  10/11/02     36,929,494
 13,000,000   Federal Farm Credit Bank Discount Note           1.627  10/15/02     12,974,578
 45,000,000   Federal Home Loan Bank Discount Note             1.752  10/16/02     44,903,250
 18,000,000   Federal Home Loan Bank Discount Note             1.710  10/17/02     17,961,360
 31,000,000   Federal Home Loan Bank Discount Note             1.741  10/18/02     30,930,793
 30,000,000   Federal Home Loan Bank Discount Note             1.753  10/21/02     29,928,333
 30,000,000   Federal Home Loan Bank Discount Note             1.835  10/22/02     29,923,628
 24,000,000   Federal Home Loan Bank Discount Note             1.659  10/23/02     23,943,493
 19,000,000   Federal Home Loan Bank Discount Note             1.744  10/24/02     18,952,168
 48,000,000   Federal Home Loan Bank Discount Note             1.734  10/25/02     47,877,600
 16,000,000   Federal Home Loan Bank Discount Note             1.700  10/28/02     15,957,693
 27,500,000   Federal Home Loan Bank Discount Note             1.808  10/30/02     27,420,227
 39,000,000   Federal Home Loan Bank Discount Note             1.644  10/31/02     38,895,025

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS

                                August 31, 2002



 Principal                                             Purchase  Maturity
  Amount                                                Yield      Date       Value
  ------                                               --------  -------- --------------
$24,000,000   Federal Farm Credit Bank Discount Note    1.690%   11/01/02 $   23,932,493
 39,000,000   Federal Home Loan Bank Discount Note      1.598    11/04/02     38,891,147
 27,000,000   Federal Home Loan Bank Discount Note      1.618    11/05/02     26,922,488
 17,000,000   Federal Home Loan Bank Discount Note      1.638    11/06/02     16,949,822
 16,000,000   Federal Home Loan Bank Discount Note      1.644    11/06/02     15,952,626
 18,000,000   Federal Home Loan Bank Discount Note      1.608    11/07/02     17,947,070
 16,000,000   Federal Home Loan Bank Discount Note      1.629    11/08/02     15,951,644
 30,000,000   Federal Home Loan Bank Discount Note      1.743    11/12/02     29,897,400
 21,000,000   Federal Home Loan Bank Discount Note      1.632    11/13/02     20,931,739
 16,000,000   Federal Home Loan Bank Discount Note      1.699    11/14/02     15,945,076
 13,000,000   Federal Home Loan Bank Discount Note      1.733    11/14/02     12,954,572
 39,000,000   Federal Home Loan Bank Discount Note      1.712    11/15/02     38,863,500
 30,000,000   Federal Home Loan Bank Discount Note      1.629    11/18/02     29,896,000
 23,000,000   Federal Home Loan Bank Discount Note      1.629    11/19/02     22,919,244
 21,000,000   Federal Farm Credit Bank Discount Note    1.639    11/20/02     20,924,867
 28,000,000   Federal Home Loan Bank Discount Note      1.629    11/21/02     27,899,200
 24,000,000   Federal Home Loan Bank Discount Note      1.675    11/22/02     23,910,073
 37,000,000   Federal Home Loan Bank Discount Note      1.721    11/27/02     36,848,886
 22,000,000   Federal Home Loan Bank Discount Note      1.671    12/04/02     21,905,791
 20,000,000   Federal Home Loan Bank Discount Note      1.756    12/06/02     19,908,267
 20,000,000   Federal Home Loan Bank Discount Note      1.746    12/13/02     19,902,150
 25,000,000   Federal Home Loan Bank Discount Note      1.651    12/18/02     24,878,500
 31,000,000   Federal Home Loan Bank Discount Note      1.768    12/26/02     30,827,192
 21,000,000   Federal Home Loan Bank Discount Note      1.709    12/27/02     20,885,818
 30,000,000   Federal Home Loan Bank Discount Note      1.774    01/02/03     29,822,163
 25,000,000   Federal Home Loan Bank Discount Note      1.769    01/03/03     24,850,856
 25,000,000   Federal Home Loan Bank Discount Note      1.647    01/07/03     24,856,533
                                                                          --------------
              TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost--$1,671,413,283)                             1,671,413,283
                                                                          --------------
              TOTAL INVESTMENTS (100.3%) (cost--$1,671,413,283*)          $1,671,413,283
                                                                          ==============

* Also represents cost for federal income tax purposes.

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2002



ASSETS
  Investments, at value (amortized cost-$1,671,413,283).......................... $1,671,413,283
  Prepaid expenses...............................................................          6,003
                                                                                  --------------
       TOTAL ASSETS..............................................................  1,671,419,286
                                                                                  --------------
LIABILITIES
  Cash overdraft.................................................................      2,188,162
  Dividends payable..............................................................        719,143
  Due to Affiliate--Note B.......................................................      1,031,468
  Accrued expenses...............................................................        235,283
                                                                                  --------------
       TOTAL LIABILITIES.........................................................      4,174,056
                                                                                  --------------
  NET ASSETS (equivalent to $1.00 per share; 2,500,000,000 shares authorized and
   1,667,245,230 shares issued and outstanding)--Note C.......................... $1,667,245,230
                                                                                  ==============




                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS

                      For the year ended August 31, 2002



   INVESTMENT INCOME
     Interest income............................................ $39,976,293
                                                                 -----------
   EXPENSES
     Investment Advisory fee--Note B............................   5,211,083
     Shareholder Servicing fee--Note B..........................   3,633,712
     Administrative fee--Note B.................................   2,131,260
     Custodian fees.............................................     302,860
     Filing fees................................................     159,401
     Transfer agent fees........................................     128,652
     Insurance expense..........................................      99,099
     Printing and other expenses................................      79,031
     Legal and audit fees.......................................      65,080
     Directors' fees............................................      60,788
                                                                 -----------
       Total expenses...........................................  11,870,966
                                                                 -----------
        Net investment income...................................  28,105,327
                                                                 -----------
        Net increase in net assets resulting from operations.... $28,105,327
                                                                 ===========


                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                             For the year ended August 31,
                                                            ------------------------------
                                                                 2002            2001
                                                            --------------  --------------
FROM OPERATIONS

 Net investment income..................................... $   28,105,327  $   83,635,852

                                                            --------------  --------------
   Net increase in net assets resulting from operations....     28,105,327      83,635,852

DISTRIBUTIONS TO SHAREHOLDERS FROM

 Net investment income.....................................    (28,105,327)    (83,635,852)

   Total distributions.....................................    (28,105,327)    (83,635,852)

                                                            --------------  --------------

FROM CAPITAL SHARE TRANSACTIONS

 Net capital share transaction (at $1.00 per share)--Note C   (263,399,880)    564,222,986

                                                            --------------  --------------

NET ASSETS

 Beginning of year.........................................  1,930,645,110   1,366,422,124

                                                            --------------  --------------
 End of year............................................... $1,667,245,230  $1,930,645,110

                                                            ==============  ==============


                             FINANCIAL HIGHLIGHTS



   The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.



                                                           For the year ended August 31,
                                             --------------------------------------------------------
                                                2002        2001        2000        1999       1998
                                             ----------  ----------  ----------  ----------  --------
Net asset value, beginning of year..........      $1.00       $1.00       $1.00       $1.00     $1.00
                                             ----------  ----------  ----------  ----------  --------
Net investment income.......................        .01         .05         .05         .05       .05
                                             ----------  ----------  ----------  ----------  --------

 Total from investment operations...........        .01         .05         .05         .05       .05

Less distributions:

 From net investment income.................       (.01)       (.05)       (.05)       (.05)     (.05)
                                             ----------  ----------  ----------  ----------  --------
 Total distributions........................       (.01)       (.05)       (.05)       (.05)     (.05)
                                             ----------  ----------  ----------  ----------  --------
Net asset value, end of year................      $1.00       $1.00       $1.00       $1.00     $1.00

                                             ==========  ==========  ==========  ==========  ========
Number of shares outstanding (000's omitted)  1,667,245   1,930,645   1,366,422   1,108,817   944,966
Total investment return.....................       1.44%       5.14%       5.52%       4.65%     5.11%

SIGNIFICANT RATIOS AND
  SUPPLEMENTAL DATA

 Net assets, end of year (000's omitted).... $1,667,245  $1,930,645  $1,366,422  $1,108,817  $944,966

 Operating expenses to average net assets...        .65%        .44%        .48%        .46%      .51%

 Net investment income to average net assets       1.53%       4.92%       5.41%       4.55%     4.99%


                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

                                AUGUST 31, 2002



NOTE A--ACCOUNTING POLICIES



Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.



Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities, which, in the opinion of the Board of Directors (the "Board") represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.



Repurchase Agreements: The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.



Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.



Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.



The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.



Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments if any are determined on the basis of identified cost.



Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES



On October 10, 2001, the Fund renewed its investment advisory agreement with J.J.B. Hilliard W.L. Lyons, Inc. (the "Adviser"). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2002.



The Fund has entered into a separate shareholder and administration services agreement with the Adviser. Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund's average daily net assets for shareholder services and ..18% of the Fund's average daily net assets for administration services.



No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings.



NOTE C--CAPITAL STOCK



The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 2002, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,650,572,778. Transactions in Fund shares at $1.00 per share were as follows:



                                           For the year ended August 31,
                                          ------------------------------
                                               2002            2001
                                          --------------  --------------
       Shares sold.......................  5,347,712,722   5,569,914,084
       Shares issued to shareholders in
        reinvestment of dividends........     29,390,594      82,931,674
                                          --------------  --------------
                                           5,377,103,316   5,652,845,758
       Less shares repurchased........... (5,640,503,196) (5,088,622,772)
                                          --------------  --------------
       Net increase (decrease) in capital
        shares...........................   (263,399,880)    564,222,986
                                          ==============  ==============

                         INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Shareholders of


Hilliard-Lyons Government Fund, Inc.



We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hilliard-Lyons Government Fund, Inc. (the "Fund") as of August 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended August 31, 2001, and the financial highlights for each of the four years in the period ended August 31, 2001 were audited by other auditors whose report, dated October 2, 2001, expressed an unqualified opinion on those statements.



We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.




                                          /s/ Deloitte & Touche LLP



September 27, 2002

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS


  (A) EXHIBITS


      (a)(1) Restated Articles of Incorporation of Registrant.*

         (2) Articles Supplementary to Articles of Incorporation.*

      (b)    Amended By-Laws of Registrant.*

      (c)    Not applicable.

      (d) Form of Investment Advisory Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.*

      (e) Form of Distribution Agreement between Registrant and J.J.B. Hilliard, W.L. Lyons, Inc.*

      (f)    Not applicable.

      (g) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company.*

      (h)(1) Form of Transfer Agent's Agreement between Registrant and State Street Bank and Trust Company.*

         (2) Form of Shareholder and Administration Services Agreement*

      (i)    Opinion and Consent of Brown Todd & Heyburn PLLC*

      (j)(1) Consent of Deloitte & Touche LLP, independent auditors.

         (2) Consent of Frost Brown Todd LLC

      (k)    Not applicable.

      (l)    Not applicable.

      (m)    Not applicable.

      (n)    Not applicable.

      (o)    Not applicable.

      (p)    Code of Ethics*

    -----------
    * Previously filed

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  None.

ITEM 25. INDEMNIFICATION

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


  Pursuant to the Distribution Agreement, between the Fund and J.J.B. Hilliard, W.L. Lyons, Inc. (the "Distributor"), the Fund is required to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any person acquiring any shares of the Fund, which may be based upon the Securities Act of 1933, or on any other statute or at common law, on the ground that the Fund's Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or an annual or interim report to stockholders of the Fund, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Fund in connection therewith by or on behalf of the Distributor.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


  J.J.B. Hilliard, W.L. Lyons, Inc., the Investment Adviser of the Registrant ("Hilliard-Lyons"), is an investment banking and securities brokerage firm headquartered in Louisville, Kentucky. For information concerning the business profession, vocation or employment of a substantial nature of J.J.B. Hilliard, W.L. Lyons, reference is made to Form ADV filed by it under the Investment Advisers Act of 1940.



                                      Name and Address of Company
Name and Title of Officers of J.J.B.  with which officer or Director
Hilliard, W.L. Lyons, Inc.            is connected                      Capacity

James W. Stuckert                     Royal Gold, Inc.                  Director
Chairman and Chief Executive Officer  1600 Wynkoop Street, Suite 1000
                                      Denver, CO 80202

James M. Rogers                         None
Executive Vice President,
Chief Operating Officer and Director

James R. Allen                          None
Executive Vice President,
and Director

Paul J. Moretti                         None
Executive Vice President and Chief
Financial Officer

Kenneth L. Wagner                       None
Senior Vice President and Secretary

William S. Demchak, Director            None
Vice Chairman and Chief Financial
Officer - PNC Financial Services
Group, Inc.

Joseph C. Guyaux, Director              None
President - PNC Financial Services
Group, Inc.

Thomas K. Whitford, Director,           None
Executive Vice President
and Chief Risk Officer - PNC
Financial Services Group, Inc.

Joan L. Gulley, Director                None
Chief Executive Officer -
PNC Advisors

John R. Bugh,                           None
Executive Vice President and
Director of Branch Administration

Carmella R. Miller                      None
Executive Vice President and
Chief Administrative Officer


ITEM 27. PRINCIPAL UNDERWRITERS

  (a) J.J.B. Hilliard, W.L. Lyons Inc. is Registrant's principal underwriter. J.J.B. Hilliard, W.L. Lyons Inc. currently serves as distributor and principal underwriter of Hilliard Lyons Growth Fund, Inc. and Senbanc Fund, open-end non-diversified mutual funds.


  (b) Set forth below is certain information pertaining to the directors and officers (at the Executive Vice President level and above) of J.J.B. Hilliard, W.L. Lyons Inc., the Registrant's principal underwriter:




                                             POSITIONS AND         POSITIONS AND
            NAME AND PRINCIPAL                OFFICES WITH         OFFICES WITH
             BUSINESS ADDRESS                 UNDERWRITER              FUND
            ------------------               -------------        -------------
          James M. Rogers                Executive Vice President,      None
          Hilliard Lyons Center          Chief Operating Officer,
          Louisville, KY 40202           Director
          ---------------------------------------------------------------------
          James R. Allen                 Executive Vice President,      None
          Hilliard Lyons Center          Director, Branch and
          Louisville, KY 40202           Marketing Administration
          ---------------------------------------------------------------------
          James W. Stuckert              Chief Executive Officer,       None
          Hilliard Lyons Center          Chairman
          Louisville, KY 40202
          ---------------------------------------------------------------------
          Paul J. Moretti                Executive Vice President       None
          Hilliard Lyons Center          and Chief Financial
          Louisville, KY 40202           Officer
          ---------------------------------------------------------------------
          Kenneth L. Wagner              Senior Vice President          None
          Hilliard Lyons Center          and Secretary
          Louisville, KY 40202
          ---------------------------------------------------------------------
          William S. Demchak             Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------
          Thomas K. Whitford             Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------
          Joan L. Gulley                 Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------
          Joseph C. Guyaux               Director                       None
          One PNC Plaza
          Pittsburgh, PA 15222
          ---------------------------------------------------------------------
          John R. Bugh                   Executive Vice President,      None
          Hilliard Lyons Center          Director of Branch
          Louisville, KY 40202           Administration
          ---------------------------------------------------------------------
          Carmella R. Miller             Executive Vice President,      None
          Hilliard Lyons Center          Chief Administrative Officer
          Louisville, KY 40202
          ---------------------------------------------------------------------


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105 and J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, KY 40202.

ITEM 29. MANAGEMENT SERVICES

  Registrant is not a party to any management related service contract not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS

  Not Applicable.

                                   SIGNATURES


  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT, HILLIARD-LYONS GOVERNMENT FUND, INC., CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485 (b) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THERETO DULY AUTHORIZED, IN THE CITY OF LOUISVILLE AND THE STATE OF KENTUCKY ON THE 27/th/ DAY OF DECEMBER, 2002.



                                          HILLIARD-LYONS GOVERNMENT FUND, INC.


                                          By: /s/    Joseph C. Curry, Jr.
                                             -----------------------------------
                                                 Joseph C. Curry, Jr., President

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT OF THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN SUCH CAPACITIES AND ON THE DATE INDICATED:


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

      /s/ Joseph C. Curry, Jr.       President                      December 27, 2002
------------------------------------
          Joseph C. Curry, Jr.

      /s/ Dianna P. Wengler          Treasurer                      December 27, 2002
------------------------------------
          Dianna P. Wengler

          J. Robert Shine            Director*                      December 27, 2002
------------------------------------
          J. Robert Shine


          Samuel G. Miller           Director*                      December 27, 2002
------------------------------------
          Samuel G. Miller


          Lindy B. Street            Director*                      December 27, 2002
------------------------------------
          Lindy B. Street



*By: /s/  Joseph C. Curry, Jr.                                      December 27, 2002
    --------------------------------
          Joseph C. Curry, Jr.
          Attorney-in-Fact

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                                 EXHIBIT INDEX


Exhibit
  No.                        Description
-------                      -----------
(a)(1)* Restated Articles of Incorporation of Registrant........................
   (2)* Articles Supplementary to Articles of Incorporation.....................
(b)*    Amended By-Laws of Registrant...........................................
(c)     Not applicable..........................................................
(d)*    Form of Investment Advisory Agreement between Registrant and
        J.J.B. Hilliard, W.L. Lyons, Inc........................................
(e)*    Form of Distribution Agreement between Registrant and J.J.B. Hilliard,
        W.L. Lyons, Inc.........................................................
(f)     Not applicable..........................................................
(g)*    Form of Custodian Agreement between Registrant and State Street Bank and
        Trust Company...........................................................
(h)(1)* Form of Transfer Agent's Agreement between Registrant and State Street
        Bank and Trust Company..................................................
   (2)* Administrative Services Agreement.......................................
(i)*    Opinion and Consent of Brown Todd & Heyburn PLLC........................
(j)(1)  Consent of Deloitte & Touche, independent auditors......................
   (2)  Consent of Frost Brown Todd LLC.........................................
(k)     Not applicable..........................................................
(l)     Not applicable..........................................................
(m)     Not applicable..........................................................
(n)     Not applicable..........................................................
(o)     Not applicable..........................................................
(p)*    Code of Ethics


--------------
*Previously filed